                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                 9 1/2% SENIOR SUBORDINATED NOTES DUE 2007 AND
              10 1/2% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2007
                              IN EXCHANGE FOR NEW
                 9 1/2% SENIOR SUBORDINATED NOTES DUE 2007 AND
              10 1/2% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2007
                  REGISTERED UNDER THE SECURITIES ACT OF 1993
                                      OF
                         PARAGON HEALTH NETWORK, INC.

     Registered holders of outstanding 9 1/2% Senior Subordinated Notes due 2007 (the "Existing Senior Subordinated Notes") and 10 1/2% Senior Subordinated Discount Notes due 2007 (the "Existing Senior Subordinated Discount Notes" and together with the Existing Senior Subordinated Notes, the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 9 1/2% Senior Subordinated Notes due 2007 (the "Exchange Senior Subordinated Notes") and 10 1/2% Senior Subordinated Discount Notes due 2007 (the "Exchange Senior Subordinated Discount Notes" and together with the Exchange Senior Subordinated Notes, the "Exchange Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to IBJ Schroder Bank & Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or letter to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Existing Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

By Mail:                                    By Hand or Overnight Courier:
IBJ Schroder Bank & Trust Company           IBJ Schroder Bank & Trust Company
One State Street                            One State Street
New York, New York 10004                    New York, New York 10004
Attention: Reorganization Department        Attention: Reorganization Department

                             For information call:
                                (212) 858-2103
                              Fax: (212) 858-2611


     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated _______________, 1998 of Paragon Health Network. Inc. (the "Prospectus"), receipt of which is hereby acknowledged. By so tending, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tending Holder of Existing Notes set forth in the Letter of Transmittal.

                     DESCRIPTION OF NOTES TENDERED HEREBY

====================================================================================================================================

                                               DESCRIPTION OF NOTES TENDERED HEREBY
------------------------------------------------------------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Owner(s)            Certificate or           Aggregate Principal     Principal Amount
                                                           Registration                   Amount               Tendered**
                                                             Numbers*                 Represented by
                                                                                           Notes
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                          Total
------------------------------------------------------------------------------------------------------------------------------------
* Need not be completed by Book-Entry Holders
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Notes.
====================================================================================================================================

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


If Existing Notes will be tendered by     SIGN HERE
book-entry transfer:
                                          ----------------------------------
Name of Tendering Institution:                      Signature(s)

-------------------------------------
                                          ----------------------------------
The Depository Trust Company
Account No.:                              ----------------------------------
            -------------------------          Name(s) (Please Print)


                                          ----------------------------------
                                                       Address


                                          ----------------------------------
                                                      Zip Code


                                          ----------------------------------
                                             Area Code and Telephone No.


                                          Date:
                                               -----------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a clearing agency, an insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Existing Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ------------------------      ------------------------------------
Address:                                   (AUTHORIZED SIGNATURE)
        -----------------------------
                                           TITLE:
-------------------------------------            ------------------------------
           (ZIP CODE)                      NAME:
                                                -------------------------------
AREA CODE AND                                   (PLEASE TYPE OR PRINT)
TELEPHONE NUMBER:
                 --------------------      DATE:
                                                -------------------------------


NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.